                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                ------------

                                  FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported)  May 25, 1994
                                                       ----------------

                       DELMARVA POWER & LIGHT COMPANY
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



   Delaware and Virginia                I-I405                   51-0084283
- - ---------------------------          ------------           -------------------
(State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)              File Number)           Identification No.)


800 King Street, P.O. Box 231, Wilmington, Delaware                19899
- - ---------------------------------------------------              ---------
       (Address of Principal Executive Offices)                  (Zip Code)


      Registrant's Telephone Number, Including Area Code  302-429-3448
                                                          ------------

                                    None
         -----------------------------------------------------------
         Former Name or Former Address, if Changed Since Last Report

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


Exhibits

Exhibit No.                 Description of Exhibit                Reference
- - -----------                 ----------------------                ---------

    99                      Press Release of Delmarva Power       Filed Herewith
                            & Light Company

                                  SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Delmarva Power & Light Company
                                           ---------------------------------
                                                      (Registrant)


Date:  May 25, 1994                               /s/ B. S. Graham
                                           ---------------------------------
                                           Barbara S. Graham, Vice President
                                           & Chief Financial Officer

                                EXHIBIT INDEX


Exhibit 99.  Additional Exhibits


Contents                                                      Page No.
- - --------                                                      --------

Press Release of Delmarva Power & Light Company                  5